                                  EXHIBIT 10.44

                       AGREEMENT FOR PURCHASE AND SALE OF
                      REAL PROPERTY AND ESCROW INSTRUCTIONS
                         (ENCAD CORPORATE HEADQUARTERS)





                       AGREEMENT FOR PURCHASE AND SALE OF
                      REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                                 BY AND BETWEEN




                                   ENCAD, INC,
                             A DELAWARE CORPORATION,

                                    "SELLER"


                                       AND


                              BIRTCHER PROPERTIES,
                            A CALIFORNIA CORPORATION

                                     "BUYER"

                                                TABLE OF CONTENTS


Section                                                                                                         Page
Number                                                 Title                                                   Number
---------------------------------------------------------------------------------------------------------------------
      1.          DEFINED TERMS...................................................................................1

                  1.1        Definitions..........................................................................1
                             1.1.1       Assignment of Intangible Property........................................1
                             1.1.2       Building Documents.......................................................1
                             1.1.3       Buyer's Conditions.......................................................1
                             1.1.4       Closing..................................................................1
                             1.1.5       Closing Date.............................................................1
                             1.1.6       Closing Office...........................................................1
                             1.1.7       Contract Period..........................................................2
                             1.1.8       Deed.....................................................................2
                             1.1.9       Effective Date...........................................................2
                             1.1.10      End of the Inspection Period.............................................2
                             1.1.11      End of the Financing Contingency Period..................................2
                             1.1.12      Exception Documents......................................................2
                             1.1.13      Improvements.............................................................2
                             1.1.14      Intangible Property......................................................2
                             1.1.15      Land.....................................................................2
                             1.1.16      Lender...................................................................2
                             1.1.17      New Lease................................................................3
                             1.1.18      Permitted Title Exceptions...............................................3
                             1.1.19      Plans and Specifications.................................................3
                             1.1.20      Project..................................................................3
                             1.1.21      Purchase Price...........................................................3
                             1.1.22      Survey...................................................................3
                             1.1.23      Title Commitment.........................................................3
                             1.1.24      Title Insurer............................................................3
                             1.1.25      Title Policy.............................................................3

      2.          PURCHASE PRICE..................................................................................4

                  2.1        Purchase Price.......................................................................4
                  2.2        Payment of Purchase Price............................................................4

      3.          INSPECTION OF PROJECT BY BUYER..................................................................4

                  3.1        Building Inspection and Documents....................................................5
                             3.1.1       Title Commitment.........................................................5
                             3.1.2       Survey...................................................................5
                             3.1.3       Operating Statements.....................................................5
                             3.1.4       Licenses and Permits.....................................................5
                             3.1.5       Plans and Specifications.................................................5
                             3.1.6       Soil Tests and Reports...................................................5
                             3.1.7       Inspection Reports.......................................................5
                             3.1.8       Warranties and Guaranties................................................5
                             3.1.9       Books and Records........................................................6
                             3.1.10      Agreements, Regulations and Orders.......................................6
                             3.1.11      Tax Bills................................................................6
                             3.1.12      Non-Foreign Person Affidavit.............................................6
                  3.2        Back-Up Information..................................................................6
                  3.3        Return of Building Documents.........................................................6



                                      (i)


Section                                                                                                         Page
Number                                                 Title                                                   Number
---------------------------------------------------------------------------------------------------------------------
                  3.4        License to Enter.....................................................................6

      4.          CONDITIONS TO CLOSING...........................................................................7

                  4.1        Buyer's Conditions to Closing........................................................7
                             4.1.1       Condition of Title.......................................................7
                             4.1.2       Survey Approval and Recertification......................................7
                             4.1.3       Inspection Approval......................................................8
                             4.1.4       Due Diligence Approval...................................................8
                             4.1.5       Investment Committee Approval............................................8
                             4.1.6       Financing Approval.......................................................8
                             4.1.7       Leaseback................................................................8
                             4.1.8       Seller's Deliveries.....................................................10
                             4.1.9       Subordination Agreement.................................................10
                             4.1.10      Representations and Warranties..........................................10
                             4.1.11      Seller's Authorization..................................................10
                             4.1.12      Title Policy............................................................10
                             4.1.13      No Change...............................................................10
                             4.1.14      Seller's Covenants......................................................10
                  4.2        Failure of Buyer's Conditions.......................................................10
                  4.3        Seller's Conditions to Closing......................................................10
                             4.3.1       Board of Director Approval..............................................10
                             4.3.2       Representations and Warranties..........................................11
                  4.4        Failure of Seller's Conditions......................................................11

      5.          COVENANTS OF SELLER............................................................................11

                  5.1        Seller's Covenants..................................................................11
                             5.1.1       Leasing Activities......................................................11
                             5.1.2       Payment of Obligations..................................................11
                             5.1.3       Insurance...............................................................11
                             5.1.4       Compliance with Laws....................................................11
                             5.1.5       Encumbrances............................................................11
                             5.1.6       Remove Liens............................................................11
                             5.1.7       Change in Representation and/or Warranty................................12
                             5.1.8       Maintenance.............................................................12
                             5.1.9       Permits and Licenses....................................................12

      6.          CLOSING........................................................................................12

                  6.1        Agreement to Constitute Escrow Instructions.........................................12
                  6.2        Closing Date; Closing...............................................................12
                  6.3        Items to be Delivered by Seller.....................................................12
                  6.4        Items to be Delivered by Buyer......................................................13
                  6.5        Directions to Title Insurer.........................................................13
                  6.6        Prorations and Other Adjustments....................................................13
                             6.6.1       Items of Expense........................................................13
                             6.6.2       Remittance Between Parties..............................................14
                  6.7        Possession..........................................................................14
                  6.8        Seller's Closing Costs..............................................................14
                  6.9        Buyer's Closing Costs...............................................................14

      7.          WARRANTIES.....................................................................................14

                  7.1        Representations and Warranties of Seller............................................14
                             7.1.1       Access; Adjacent Development............................................15



                                      (ii)


Section                                                                                                         Page
Number                                                 Title                                                   Number
---------------------------------------------------------------------------------------------------------------------
                             7.1.2       Leases..................................................................15
                             7.1.3       Authority...............................................................15
                             7.1.4       Conformance with Laws...................................................15
                             7.1.5       Disclosure and Compliance...............................................15
                             7.1.6       Disclosure of Adverse Change............................................15
                             7.1.7       No Adverse Soil Conditions..............................................15
                             7.1.8       No Bankruptcy Proceedings...............................................15
                             7.1.9       No Default..............................................................16
                             7.1.10      No Hazardous Wastes.....................................................16
                             7.1.11      No Infestation..........................................................16
                             7.1.12      No Litigation...........................................................16
                             7.1.13      No Notices..............................................................16
                             7.1.14      No Undisclosed Assessments..............................................16
                             7.1.15      No Untrue Statements....................................................17
                             7.1.16      No Violation of Other Agreements........................................17
                             7.1.17      Operating Statements....................................................17
                             7.1.18      Operation During Contract Period........................................17
                             7.1.19      Parking.................................................................17
                             7.1.20      Improvements............................................................17
                             7.1.21      Project Condition.......................................................17
                             7.1.22      Storm Water.............................................................17
                             7.1.23      Title to Real Property..................................................17
                             7.1.24      Utilities Available.....................................................18
                             7.1.25      Zoning and Other Governmental Information...............................18
                  7.2        Representations and Warranties of Buyer.............................................18
                             7.2.1       Required Approvals......................................................18
                             7.2.2       No Conflicts............................................................18
                             7.2.3       Adverse Change..........................................................18
                             7.2.4       Securities Compliance...................................................18

      8.          TERMINATION OF AGREEMENT.......................................................................18

                  8.1        Termination.........................................................................18
                  8.2        Liquidated Damages..................................................................19

      9.          REAL ESTATE COMMISSION.........................................................................19

                  9.1        Broker Compensation.................................................................19
                  9.2        No Other Broker.....................................................................20

      10.         ASSIGNMENT.....................................................................................20

                  10.1       Right of Assignment.................................................................20

      11.         MISCELLANEOUS..................................................................................20

                  11.1       Material Damage or Condemnation.....................................................20
                  11.2       Attorneys'and Other Fees............................................................21
                  11.3       Notices.............................................................................21
                  11.4       Time of Essence.....................................................................22
                  11.5       Waiver or Modification..............................................................22
                  11.6       Successors and Assigns; Survival....................................................22
                  11.7       Number and Gender...................................................................22
                  11.8       Governing Law.......................................................................22
                  11.9       Construction........................................................................23
                  11.10      Integration of Other Agreements.....................................................23



                                     (iii)


Section                                                                                                         Page
Number                                                 Title                                                   Number
---------------------------------------------------------------------------------------------------------------------
                  11.11      Duplicate Originals; Counterparts...................................................23
                  11.12      Non-Waiver of Rights................................................................23
                  11.13      Days................................................................................23
                  11.14      Incorporation of Exhibits...........................................................23
                  11.15      IRS Form 1099-S.....................................................................24
                  11.16      Further Assurances..................................................................24
                  11.17      Exclusive Right to Negotiate........................................................24






                                      (iv)

                                  EXHIBIT 10.44

                       AGREEMENT FOR PURCHASE AND SALE OF
                      REAL PROPERTY AND ESCROW INSTRUCTIONS
                         (ENCAD CORPORATE HEADQUARTERS)


                  THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of August ,1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer"), with reference to the following facts:

                  A. Seller owns the "Project" (as that term is defined herein).

                  B. Buyer desires to purchase and acquire the Project, on the terms and conditions set forth herein.

                  C. Seller, by this Agreement, agrees with Buyer to sell, transfer, assign and convey the Project to Buyer, in accordance with the terms, provisions and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Project, on the following terms and conditions:

                                1. DEFINED TERMS

                  1.1 Definitions.

                      For the purposes of this Agreement defined terms, as indicated by initial capital letters, shall have the meanings set forth in this
Article 1:

                      1.1.1 ASSIGNMENT OF INTANGIBLE PROPERTY. "Assignment of Intangible Property" shall mean an assignment of the Intangible Property executed by Seller in favor of Buyer, together with an acknowledgment thereof by Buyer, in a form approved by Buyer prior to the End of the Inspection Period.

                      1.1.2 BUILDING DOCUMENTS. "Building Documents" shall have the meaning set forth in SECTION 3.1.

                      1.1.3 BUYER'S CONDITIONS. "Buyer's Conditions" shall have the meaning set forth in SECTION 4.1.

                      1.1.4 CLOSING. "Closing" shall mean the delivery of the Deed and the other documents required to be delivered hereunder and the payment by Buyer to Seller of the Purchase Price for the Project.

                      1.1.5 CLOSING DATE. "Closing Date" shall mean the date on which the Closing occurs and shall occur on the date specified in SECTION 6.2 below.

                      1.1.6 CLOSING OFFICE. "Closing Office" shall mean the offices of First American Title Insurance Company in San Diego, California, or such other place as Buyer and Seller shall designate.

                      1.1.7 CONTRACT PERIOD. "Contract Period" shall mean the period commencing upon the Effective Date and ending upon the first to occur of the Closing or the termination of this Agreement.

                      1.1.8 DEED. "Deed" shall mean a grant deed conveying the Land and the Improvements, executed and acknowledged by Seller in favor of Buyer, in form and substance acceptable to Buyer, Buyer's counsel and the Title Insurer. The form and substance of the Deed shall be agreed upon by Buyer and Seller prior to the End of the Inspection Period.

                      1.1.9 EFFECTIVE DATE. "Effective Date" shall mean the date set forth in this first paragraph of this Agreement.

                      1.1.10 END OF THE INSPECTION PERIOD. "End of the Inspection Period" shall mean the date thirty (30) days after the later of (i) Seller has advised Buyer in writing that Seller has delivered to Buyer all of the Building Documents to be delivered to Buyer pursuant to SECTION 3.1 and Buyer has acknowledged, in writing, receipt of all such items, and (ii) the date Seller notifies Buyer of the approval of its Board of Directors as provided for in SECTION 4.3.1 below.

                      1.1.11 END OF THE FINANCING CONTINGENCY PERIOD. "End of Financing Contingency Period" shall mean the date forty-five (45) days after the approval of Seller's Board of Directors, Seller may contact Buyer's proposed Lender regarding the status of a potential loan at any time within fifteen (15) days prior to the End of the Financing Contingency Period.

                      1.1.12 EXCEPTION DOCUMENTS. "Exception Documents" shall have the meaning set forth in SUBSECTION 1.1.23.

                      1.1.13 IMPROVEMENTS. "Improvements" shall mean all buildings, parking lots, walks and walkways, fixtures and equipment (including, without limitation, all plumbing, electrical, heating, air conditioning and ventilating lines and systems, elevators, and boilers) and all other improvements located at or on or affixed to the Land to the full extent that such items constitute realty under the laws of the state in which the Project is located.

                      1.1.14 INTANGIBLE PROPERTY. "Intangible Property" shall mean the permits, certificates of occupancy and all similar items owned by Seller, including without limitation plans, specifications, maps, drawings, and other similar documents and/or items relating to the Project which are in Seller's possession.

                      1.1.15 LAND. "Land" shall mean all that certain land located at 5959 and 6059 Cornerstone Court West in the City of San Diego, California, known as "ENCAD Corporate Headquarters" and more particularly described in EXHIBIT "A" attached hereto, together with all appurtenances thereto, including without limitation all easements and rights to use adjacent properties, any land lying in the bed of any street, road or avenue, open or proposed, in front of, within or adjoining or adjacent to the Land, which are owned by Seller. The Land shall include any and all oil, gas, water and mineral rights and shares of stock pertaining to water or water rights, whether or not appurtenant thereto, ownership of which affects the Land, and all easements, rights of way, and other rights appurtenant thereto.

                      1.1.16 LENDER. "Lender" shall mean such bank, savings and loan association, insurance company, or other financial institution or private party if any, which shall provide the funds for Buyer's acquisition of the Project.

                      1.1.17 NEW LEASE. "New Lease" shall mean the leaseback between Buyer and Seller on the form of lease approved by Buyer and Seller pursuant to the provisions of SECTION 4.1.7 below.

                      1.1.18 PERMITTED TITLE EXCEPTIONS. "Permitted Title Exceptions" shall have the meaning set forth in SUBSECTION 4.1.1.

                      1.1.19 PLANS AND SPECIFICATIONS. "Plans and
Specifications" shall mean the plans, specifications, and sepias for the Project, including as-built drawings and specifications for the Improvements, any drawings that have been prepared by Seller's architects or other professionals after completion of the Project and reflect the Improvements "as-built", and all architectural, structural, mechanical, electrical, and landscaping plans and specifications, surveys, engineering studies and reports, applicable flood plain maps and reports relating to the Project prepared prior to the Effective Date which Seller has in its possession or can reasonably obtain.

                      1.1.20 PROJECT. "Project" shall mean the Land, the Improvements and the Intangible Property, collectively. The Project shall include any and all rights appurtenant thereto which are owned by Seller.

                      1.1.21 PURCHASE PRICE. "Purchase Price" shall mean the aggregate consideration, specified in SECTION 2.1 below, to be paid by Buyer to Seller for the Project.

                      1.1.22 SURVEY. "Survey" shall mean an American Land Title Association ("ALTA") Survey of the Project and a plat of the results of such instrument survey, made by a surveyor or civil engineer duly licensed in the jurisdiction in which the Project is located, and certified to Buyer, Lender, and the Title Insurer in a manner that will permit the issuance of the Title Policy and in form and substance otherwise satisfactory to Buyer, Lender, and the Title Insurer. The Survey shall certify that it is made for Buyer, Lender, the Title Insurer and their successors and assigns, and shall be dated, signed and certified by the surveyor or engineer.

                      1.1.23 TITLE COMMITMENT. "Title Commitment" shall mean a binder, preliminary title report or commitment issued by the Title Insurer to Buyer providing for the issuance, at the Closing, to Buyer of the Title Policy. The Title Commitment shall state that Seller is the owner of the fee simple interest in the Land and Improvements and shall disclose, shall have attached to it, and shall mean and include, copies of all matters of record affecting the Land and Improvements and every other document referred to in the Title Commitment creating exceptions to title or encumbrances against the Project (collectively, "Exception Documents").

                      1.1.24 TITLE INSURER. "Title Insurer" shall mean First American Title Insurance Company in San Diego, California.

                      1.1.25 TITLE POLICY. "Title Policy" shall mean the most current form of ALTA (extended coverage) Policy (either (i) a Lender's Policy and an Owner's Policy or (ii) a Joint Protection Policy, as appropriate) of Title Insurance, dated the date and time of Closing and with liability in the amount of the loan, if any, in favor of Lender, insuring Lender as to the priority of its lien, and with liability in the amount of the Purchase Price, insuring Buyer as owner of good, marketable and indefeasible fee title to the Land and Improvements, subject only to the Permitted Title Exceptions and such other exceptions over which Title Insurer is willing to insure that such exceptions will result in no loss to the Project or to Buyer; provided that such endorsements or other assurances from Title Insurer are in a form that is satisfactory to Buyer and Lender, in Buyer's and/or Lender's sole discretion. The Title Policy shall affirmatively insure (by endorsement or otherwise) that the property described therein (that is, the

Land) is the same as is depicted on the Survey and that the Improvements are located thereon, and that none of the Permitted Title Exceptions are violated by the existence or current use of the Improvements. Seller shall pay all expenses directly associated with a CLTA policy, and Buyer shall pay all differential expenses associated in any manner with the ALTA policy.

                                2. PURCHASE PRICE

                  2.1 PURCHASE PRICE.

                      The Purchase Price for the Project shall be Twelve Million Two Hundred Thousand Dollars ($12,200,000.00).

                  2.2 PAYMENT OF PURCHASE PRICE.

                      The Purchase Price shall be payable all cash (or by cashier's check or same day federal funds wire transfer) at the Closing.

                  2.3 EARNEST MONEY DEPOSIT.

                      Buyer agrees to cause an escrow (the "Escrow") to be opened with First American Title Insurance Company in San Diego, California ("Escrow Holder"), and Buyer shall deposit into the Escrow within five (5) days following the Effective Date Two Hundred Forty Thousand Dollars ($240,000.00) (the "Earnest Money Deposit"). The Earnest Money Deposit shall be made by delivering cash or certified funds to Escrow Holder. Any funds delivered to Escrow Holder shall be deposited by Escrow Holder in an insured interest bearing account or another account designated by Buyer. Interest accruing on the Earnest Money Deposit, if any, shall be held for the benefit of Buyer and, if so directed by Buyer, shall apply towards the payment of the Purchase Price. The Escrow shall be opened and maintained for the purpose of holding and disbursing monetary deposits and documents evidencing monetary amounts as directed by Buyer and Seller, and Escrow Holder is hereby directed to disburse funds held by it in accordance with the terms and provisions of this Agreement, or as otherwise directed in a writing signed by both Buyer and Seller. If this Agreement is terminated prior to or at the End of the Inspection Period and Buyer has made the Earnest Money Deposit, Escrow Holder is hereby instructed to promptly return the Earnest Money Deposit, together with any interest earned thereon, to Buyer. Similarly, if this Agreement is terminated after the End of the Inspection Period due to a default by Seller, Escrow Holder is hereby instructed to promptly return the Earnest Money Deposit, together with any interest earned thereon, to Buyer. If this Agreement is terminated after the End of the Inspection Period due to a default by Buyer, Escrow Holder is hereby instructed to promptly deliver the Earnest Money Deposit to Seller. These instructions shall be irrevocable and shall supersede any conflicting provision in Escrow Holder's general conditions or in any escrow instructions executed upon Escrow Holder's request. This Agreement shall constitute escrow instructions to Escrow Holder with respect to the Earnest Money Deposit, but Escrow Holder shall be concerned only with the receipt and deposit of funds and the disbursement of funds as provided in this Agreement, or as otherwise directed in writing by both Buyer and Seller, but shall not be otherwise concerned with the terms and provisions of this Agreement. At the Closing and at Buyer's request, Seller shall deliver to Buyer, in addition to all other deliveries required herein, an executed instruction directing the Escrow Holder to return the Earnest Money Deposit to Buyer, which instruction shall be in a form approved by Buyer and Escrow Holder.

                       3. INSPECTION OF PROJECT BY BUYER

                  3.1 BUILDING INSPECTION AND DOCUMENTS.

                      Seller agrees to assist and cooperate with Buyer in obtaining access to the Project and certain documents relating thereto for the purpose of inspection. Seller agrees to provide Buyer and its agents, consultants and employees access to the Project to inspect each and every part thereof subject to the provisions of SECTION 3.4 hereof. To the extent such documents are in Seller's possession or control, Seller shall also deliver to Buyer, within ten (10) days after the Effective Date, the following documents and records relating to the Project, or make the same available to Buyer as herein provided (collectively "Building Documents"), for Buyer to inspect:

                      3.1.1 TITLE COMMITMENT. Two (2) copies of the Title Commitment issued by the Title Insurer, dated not earlier than the Effective Date.

                      3.1.2 SURVEY. Three (3) copies of the Survey. A survey completed before the Effective Date shall be sufficient provided that it is acceptable to the Title Insurer and that three (3) copies of a Survey completed and certified by the surveyor after the Effective Date shall be delivered to Buyer at least fifteen (15) days prior to the Closing Date.

                      3.1.3 OPERATING STATEMENTS. Income and expense statements for the Project for the two (2) most recent full calendar years prior to the Closing (or the period of time the Project has been in existence, if less than three (3) years) and, to the extent available, the current year, all of which shall be certified by the Chief Financial Officer of Seller, as having been prepared from the books and records of the Project in accordance with generally accepted accounting principles (except to the extent prepared on a cash or tax basis). Seller shall deliver to Buyer the above statements prepared in the ordinary course of business and relating to periods prior to the Closing, even if prepared after the Closing, promptly upon preparation thereof. All statements to be provided hereunder shall be certified by Seller as being true and correct and shall be prepared from the actual operations of the Project. Included in such information shall be a copy of any operating budgets for the Project for the current year and the next succeeding calendar year. Any statements provided hereunder shall include, to the extent available and to the extent applicable, itemization of all capital expenditures made during the respective periods.

                      3.1.4 LICENSES AND PERMITS. Copies of all licenses, all heating, ventilating, air conditioning, boiler, building and other permits, authorizations, approvals, certificates and similar items, and all certificates of occupancy and similar documents required in connection with the Project and/or the maintenance or operation thereof.

                      3.1.5 PLANS AND SPECIFICATIONS. Copies of all existing Plans and Specifications.

                      3.1.6 SOIL TESTS AND REPORTS. Soil and geological tests and reports relating to the Project.

                      3.1.7 INSPECTION REPORTS. Inspection reports relating to or referring to the construction and/or maintenance of the Improvements, if available.

                      3.1.8 WARRANTIES AND GUARANTIES. Copies of any and all written warranties and/or guaranties pertaining to the landscaping, roofs, plumbing, mechanical, electrical and heating and air conditioning systems, parking lots and equipment that are part of the Project, or Seller's certification that there are no such warranties or guaranties.

                      3.1.9 BOOKS AND RECORDS. Seller need not deliver, except as otherwise provided herein, but shall make available for Buyer's review and photocopying, all books and records covering the operations of the Project from the date any certificate of occupancy and/or building permit for the Project was originally issued by the appropriate governmental agency having jurisdiction over the Project, including, without limitation, monthly operating statements, cash receipt journals, and any and all invoices, receipts, and other items relating to operation, repair or maintenance of the Project.

                      3.1.10 AGREEMENTS, REGULATIONS AND ORDERS. Copies of all agreements, regulations and orders affecting the Project and the parking requirements for the operation of the Project, including, but not limited to, all such notices received by Seller during the two (2) year period immediately preceding the date of this Agreement.

                      3.1.11 TAX BILLS. Copies of the current tax bill(s) or notice(s) affecting the Project, as well as copies of the two (2) immediately preceding years' tax bills and notices of proposed increases or changes in the assessed value of the Project and any protests, complaints or appeals filed with respect thereto during the last two (2) years.

                      3.1.12 NON-FOREIGN PERSON AFFIDAVIT. An affidavit, executed by Seller and each person or entity comprising Seller, in a form approved by Buyer, certifying that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

                  3.2 BACK-UP INFORMATION.

                      Seller shall deliver to Buyer or provide Buyer access to, within five (5) business days following the written request of Buyer, such back-up information and documents relating to the operating records of Seller with respect to the Project which Buyer may reasonably request, and which are in the possession of Seller or reasonably available to Seller and which are necessary to allow Buyer to perform its due diligence with respect to the transaction contemplated by this Agreement.

                  3.3 RETURN OF BUILDING DOCUMENTS.

                      If this Agreement is terminated, then promptly following such termination, Buyer shall return to Seller the Building Documents and any other materials pertaining to the Project that Buyer has received from or through Seller.

                  3.4 LICENSE TO ENTER.

                      Seller hereby agrees that, subject to prior written notice to Seller and prior scheduling with Seller, and Seller's agreement, not to be unreasonably withheld, Buyer and/or Buyer's agents, representatives, contractors and subcontractors may enter upon the Project prior to the Closing in order to conduct reasonable engineering studies, environmental tests and studies, soil and compaction tests and other tests and studies provided that Buyer shall be responsible for any damage caused thereby to the Property. Buyer shall be responsible for any liability, costs, claims, damage or injury caused by such entry and shall keep the Property free of any and all liens arising therefrom. Buyer shall indemnify and hold Seller harmless against such liability, costs, claims, demands, damage or injury. Buyer shall maintain commercial general liability insurance policies to cover Buyer's activities on the Project pursuant to this Section in such amounts as are reasonably required by Seller. Seller shall be named as an additional insured on such policies. Buyer shall deliver to Seller such evidence of compliance with such insurance requirements prior to entering the Project. The provisions of this Section shall survive the Closing and the termination of this Agreement, as applicable.

                            4. CONDITIONS TO CLOSING

                  4.1 BUYER'S CONDITIONS TO CLOSING.

                      Buyer's obligation to acquire the Project, and the Closing, shall, in addition to any other conditions set forth herein, be conditional and contingent upon the satisfaction, or waiver by Buyer (in Buyer's sole and absolute discretion), of each and all of the following conditions (collectively "Buyer's Conditions"):

                      4.1.1 CONDITION OF TITLE. Buyer shall have approved those covenants, conditions, restrictions, rights of way, easements, reservations, and other matters of record disclosed in (i) the Title Commitment, (ii) the Exception Documents, and (iii) the Survey. Seller shall cause Title Insurer, promptly following the Effective Date of this Agreement, to issue the Title Commitment and to deliver to Buyer copies of all Exception Documents and copies of all documents referenced in any recorded memorandum, all at Seller's sole cost and expense. If Buyer disapproves of any matter disclosed in the Title Commitment, Buyer shall notify Seller of such disapproval within thirty (30) days following receipt of the Title Commitment and all Exception Documents in legible form and the Survey, and Seller shall have ten (10) days from receipt of such disapproval to agree to attempt to remove the disapproved matter; provided however, if Buyer fails within such thirty (30) day period to approve any matter disclosed in the Title Commitment or the Exception Documents, by written notice to Seller and Escrow Holder, then such matter shall be deemed disapproved by Buyer. Seller's agreement to attempt to remove such disapproved items shall not be deemed an agreement by Seller to remove such disapproved items nor shall Seller's failure to remove such disapproved items, for any reason whatsoever, be considered or deemed a default by Seller under, or a breach by Seller of, the terms of this Agreement. If Seller is successful in removing all disapproved matters, the Title Commitment and Exception Documents shall then be deemed approved, and this contingency shall be satisfied. If Seller does not agree to attempt to remove all disapproved matters, or if Seller is not successful in removing all disapproved matters, Buyer shall have five (5) days from the earlier of (i) the date Seller notifies Buyer that Seller will not attempt to remove or cannot remove disapproved matters, or (ii) ten (10) days from the date of Seller's receipt of Buyer's disapproval, if Seller does not agree to remove such disapproved matters, to either terminate this Agreement or agree to accept title to the Project subject to the disapproved matters that Seller cannot, or will not, remove. If Buyer does not notify Seller in writing within such five
(5) day period of its willingness to accept title to the Project subject to those matters Seller cannot, or will not, remove, Buyer shall be deemed to have elected to terminate this Agreement. The exceptions to title that Buyer approves, or is deemed to have approved, under this SUBSECTION 4.1.1, and under the terms of SUBSECTION 4.1.2 below, shall be referred to as "Permitted Title Exceptions"; provided, however, that notwithstanding any other provision of this SUBSECTION 4.1.1, or SUBSECTION 4.1.2 below, the Permitted Title Exceptions shall not include, and Seller shall remove at or before the Closing and shall cause the Project to be delivered free and clear of, any lien encumbering the Project that secures the payment of money, such as mechanic's and materialmen's liens, and the liens of deeds of trust and mortgages, unless Buyer otherwise notifies Seller in writing.

                      4.1.2 SURVEY APPROVAL AND RECERTIFICATION. Buyer shall have reviewed and approved those matters disclosed by the Survey within thirty
(30) days after the later to occur of Buyer's (i) receipt of the Survey or (ii) receipt of the Title Commitment and the Exception Documents, in legible form. The Survey shall be sufficient in all respects to allow Title Insurer to issue the Title Policy at the Closing. If Buyer fails, within such thirty (30) day period, to disapprove any matter disclosed in the

Survey, by written notice to Seller, then the Survey shall be deemed approved by Buyer. Otherwise, the process for removing and approving the matters disclosed in the Survey shall be the same as applied to the Title Commitment, as set forth in SUBSECTION 4.1.1 above.

                      4.1.3 INSPECTION APPROVAL. Buyer shall have approved in writing in Buyer's sole and absolute discretion, at or before the End of the Inspection Period, the condition of the Project following Buyer's inspection of the Project. With respect to Buyer's investigation, Buyer may, by means of agents and experts acceptable to Buyer, inspect and receive reports concerning the condition of the Project, including, but not limited to, the condition of the roof, the utilities and the mechanical systems and the structure of the Improvements. Buyer's failure to notify Seller of Buyer's approval of the physical condition of the Project at or prior to the End of the Inspection Period, shall be deemed a disapproval of the Project's physical condition by Buyer. If Buyer notifies Seller at or prior to the End of the Inspection Period of Buyer's disapproval of the physical condition of the Project, Buyer shall include with such notice a punch list of corrective work which Buyer considers necessary to be performed. Within ten (10) days of receipt of such notice, Seller shall notify Buyer of its election to either (i) perform the corrective work designated by Buyer, at Seller's sole cost and expense, and complete such work prior to the Closing, or (ii) not agree to perform such corrective work. In the event Seller fails to give notice of Seller's election, Seller shall be deemed to have elected to perform the corrective work. If Seller elects, or is deemed to have elected, to perform the corrective work, this Buyer's Condition shall be deemed satisfied, provided Seller performs the corrective work to Buyer's reasonable satisfaction prior to the Closing. If Seller elects not to perform the corrective work, the End of the Inspection period shall, for purposes of this SUBSECTION 4.1.3 and SECTION 6.1 below, be extended for an additional fifteen (15) day period, and this Agreement shall terminate automatically at the End of the Inspection Period (as so extended), by reason of the failure of this Buyer's Condition, unless Buyer notifies Seller in writing at or prior to the End of the Inspection (as so extended) that Buyer waives the necessity of the satisfaction of this Buyer's Condition.

                      4.1.4 DUE DILIGENCE APPROVAL. Buyer shall have approved, in Buyer's sole discretion, at or prior to the End of the Inspection Period, all matters disclosed by the Building Documents and other matters discovered by Buyer in the course of its investigation of the Project. If Buyer fails, at or prior to the End of the Inspection Period, to approve any matters disclosed therein, by written notice to Seller, then all such matters shall be deemed disapproved by Buyer and this Buyer's Condition shall be deemed not satisfied.

                      4.1.5 INVESTMENT COMMITTEE APPROVAL. Buyer shall have received, on or before the date five (5) days after the Effective Date, the unconditional approval of Buyer's Investment Committee for the acquisition of the Project, pursuant to the terms and conditions of this Agreement and Buyer shall have notified Seller in writing of such approval. If Buyer fails to obtain the unconditional approval of Buyer's Investment Committee, then this Agreement shall be deemed disapproved by Buyer and this Agreement shall terminate.

                      4.1.6 FINANCING APPROVAL. Buyer shall have received, on or before the End of the Financing Contingency Period, an irrevocable commitment from a Lender providing financing for the acquisition of the Project on such terms and subject to such conditions as may be approved by Buyer in its sole and absolute discretion.

                      4.1.7 LEASEBACK. Buyer and Seller shall have mutually approved at or prior to the date twenty (20) days after the Effective Date, the form and terms of a lease to be entered into between Buyer and Seller for the Project as of the Closing (the "New Lease"). The New Lease shall be based upon the 1997 AIR Standard

Industrial/ Commercial Single-Tenant Net Lease form, subject to the terms and provisions set forth below and such other terms and revisions as may be appropriate. The basic terms of the New Lease shall be as follows:

                                TERM: Seven (7) years commencing upon Closing
with an option to extend for five (5) years at fair rental value so long as the Tenant's financial condition is as good or better than Tenant's financial condition as of the Closing.

                                   RENT RATES.


                PERIOD                    MONTHS                    $ PSF/MO.
                ------                    ------                    ---------
                  1                         1-12                        $1.04
                  2                        13-24                        $1.13
                  3                        25-36                        $1.21
                  4                        37-48                        $1.25
                  5                        49-60                        $1.30*
                  6                        61-72                        $1.34
                  7                        73-84                        $1.38



                                *At the commencement of period 5, the rent shall
be increased to the stipulated amount or the period 3 rent rate plus the increase in the Consumer Price Index from months 25 through 48, whichever is greater. Thereafter, the rental rates shall be increased as stipulated or three percent (3%) over each previous period, whichever is greater.

                                TRIPLE NET: The New Lease shall be triple-net
basis with the Tenant assuming payment of all expenses associated with the operation of the Project including both fixed expenses, such as taxes and insurance, and all operating expenses, including maintenance, repair and replacement.

                                SECURITY DEPOSIT: Tenant shall deposit with
Landlord an irrevocable Letter of Credit (the "Letter of Credit") in Landlord's favor in an amount equal to the rent due for the first year of the New Lease. For each fiscal year after the fiscal year ending 2001 that Tenant's audited financials reflect a net income exceeding $1,000,000, the Letter of Credit shall be reduced by an amount equal to one-fifth (1/5) of the original amount. Conversely, for each fiscal year that Tenant's audited financials reflect a net loss exceeding $500,000, any previous reductions in the Letter of Credit shall be reinstated by an amount equal to one-fifth (1/5) of the original amount. The total amount of the Letter of Credit shall never exceed the amount of the rent due for the first year of the New Lease. The Letter of Credit may be called and utilized in the event of any default by Tenant under the New Lease subject only to applicable cure periods.

                                PROPERTY CONDITION AND REPAIR: The New Lease
shall contain no representations or warranties or liability of Seller in connection with the condition of the Property at or prior to the Closing. Further, all obligations of maintenance, repair, including capital replacement, shall be the sole obligations of the Tenant.

                                ASSIGNMENT OR SUBLETTING: In the event of any
approved assignment or subletting, Buyer and Seller shall equally share any net profits (subject to Seller's reasonable expenses associated with the assignment or subletting) received by the Seller in connection with such an assignment or subletting.

                                OCCUPANCY: The abandonment or failure to occupy
at least fifty percent (50%) of the Project for a period of more than ninety
(90) days shall constitute an event of default under the New Lease.

                      4.1.8 SELLER'S DELIVERIES. Seller shall have delivered to Buyer, at or before the Closing, all items to be delivered by Seller as described in SECTION 6.3.

                      4.1.9 SUBORDINATION AGREEMENT. Seller shall have delivered to Buyer at least ten (10) business days prior to the Closing a subordination agreement in a form and substance satisfactory to Buyer, Buyer's Lender and Seller, executed by Seller as Tenant under the New Lease, and dated not more than thirty (30) days prior to the Closing Date.

                      4.1.10 REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties, as set forth in SECTION 7.1, shall be true and correct in all material respects as of the date of the Closing.

                      4.1.11 SELLER'S AUTHORIZATION. At or prior to the End of the Inspection Period, Buyer shall have received evidence satisfactory to Buyer and Buyer's counsel that Seller has the power and authority to enter into this Agreement and to execute and deliver all of the other agreements and documents required to be executed and delivered as provided herein, and to sell the Project to Buyer in accordance with the terms and provisions hereof, and that the persons and parties executing this Agreement and such other agreements and documents to be delivered to Buyer on behalf of Seller have been duly authorized to do so.

                      4.1.12 TITLE POLICY. At the Closing, the Title Insurer shall be irrevocably committed to issue the Title Policy.

                      4.1.13 NO CHANGE. There shall have been no material adverse change in the economic, financial and/or physical condition of the Project or in its operations during the Contract Period.

                      4.1.14 SELLER'S COVENANTS. Seller shall have performed each and all of its covenants and agreements hereunder within the times provided therefor.

                  4.2 FAILURE OF BUYER'S CONDITIONS.

                      Buyer shall have the right (in its sole and absolute discretion) to elect to waive any Buyer's Condition or other condition to the Closing. In the event any Buyer's Condition is not satisfied, deemed satisfied, or waived by Buyer prior to the expiration of the applicable period for satisfaction or waiver (and in the absence of a specified period then at or before the Closing Date), Buyer may terminate this Agreement. In the event Buyer elects to terminate this Agreement as provided herein, all documents and funds delivered by one party to the other party shall be returned to the party making delivery. In such case, Seller shall pay any cancellation charges imposed by the Escrow Holder or Title Insurer.

                  4.3 SELLER'S CONDITIONS TO CLOSING.

                      Seller's obligation to sell the Project and the Closing shall, in addition to any other conditions set forth herein, be conditioned and contingent upon the satisfaction, or waiver by Seller (in Seller's sole and absolute discretion), of each of the following conditions (collectively "Seller's Conditions"):

                      4.3.1 BOARD OF DIRECTOR APPROVAL. Seller shall have received on or before the date five (5) days from the Effective Date, the unconditional approval of the Board of Directors of Seller for the sale and leaseback of the Project pursuant to the material terms and conditions of this Agreement, and Seller shall have notified Buyer in writing of such approval.

                      4.3.2 REPRESENTATIONS AND WARRANTIES. Buyer's representations and warranties, as set forth in SECTION 7.1, shall be true and correct in all material respects as of the date of the Closing.

                  4.4 FAILURE OF SELLER'S CONDITIONS.

                      Seller shall have the right (in its sole and absolute discretion) to elect to waive any Seller's Condition or any other condition to the Closing in the event any Seller's Condition is not satisfied, deemed satisfied, or waived by Seller prior to the expiration of the applicable period for satisfaction of waiver (and in the absence of a specified period at or before the Closing Date), Seller may terminate this Agreement and the rights of Buyer and Seller hereunder. In the event Seller elects to terminate this Agreement as provided herein, all documents and funds delivered by one party to the other party shall be returned to the party making delivery. In such case, Seller shall pay any cancellation charges imposed by Escrow Holder or Title Insurer.

                             5. COVENANTS OF SELLER

                  5.1 SELLER'S COVENANTS.

                      In addition to all other covenants contained herein, Seller makes the following covenants to Buyer:

                      5.1.1 LEASING ACTIVITIES. During the Contract Period, Seller agrees that it shall not enter into any leases for any portion of the Project without the prior written consent of Buyer, which consent shall not be unreasonably withheld. Buyer's failure to respond to Seller in writing within five (5) business days after its receipt of a written request from Seller seeking Buyer's consent pursuant to this SECTION 5.1 shall be deemed conclusively to constitute Buyer's consent to the proposed transaction.

                      5.1.2 PAYMENT OF OBLIGATIONS. At all times during the Contract Period, Seller shall timely pay all taxes, assessments and utility charges affecting the Project.

                      5.1.3 INSURANCE. At all times during the Contract Period, Seller shall maintain in full force and effect and pay all premiums for all fire and extended coverage and liability insurance policies currently covering the Project.

                      5.1.4 COMPLIANCE WITH LAWS. During the Contract Period, Seller shall not permit to exist, and Seller shall remove, any notices of violations of any federal, state or municipal or other health, building, zoning, safety, environmental protection or other applicable code, law, ordinance, rule or regulation now or hereafter existing and relating or applying to the Project.

                      5.1.5 ENCUMBRANCES. During the Contract Period, Seller shall not encumber, or permit or suffer to be encumbered with any encumbrance, lien or other claim or right, the Project or any other right, appurtenance or Property, real or personal, to be conveyed pursuant to this Agreement, which encumbrance(s) cannot otherwise be removed as of the date of Closing at no cost to Buyer.

                      5.1.6 REMOVE LIENS. At or prior to the Closing, Seller agrees to fully pay, satisfy or otherwise remove, at Seller's sole expense, (i) all deeds of trust, mortgages or other monetary liens against the Project, unless otherwise requested by Buyer, and (ii) all mechanic's or materialmen's liens or any similar claim or lien claimed against the Project, or any part thereof, arising from work performed or commenced or materials supplied, prior to the Closing, such that there are and will be no mechanic's or materialmen's liens existing or that may arise by reason of the construction of the Improvements.

                      5.1.7 CHANGE IN REPRESENTATION AND/OR WARRANTY. At all times during the Contract Period, if Seller learns of any material fact or circumstance that causes or has a reasonable likelihood of causing a representation or warranty of Seller's to be untrue or misleading, Seller shall notify Buyer as soon as is reasonably possible, but in any event, within three
(3) days after Seller learns thereof.

                      5.1.8 MAINTENANCE. During the Contract Period, Seller shall maintain the Project, including all landscaping, in its present condition, ordinary wear and tear excepted, in accordance with all applicable federal, state and local laws, ordinances and requirement; Seller shall not otherwise deviate from its ordinary and customary operation, maintenance or management of the Project. Seller shall, within three (3) days of its occurrence, provide Buyer with written notice of any material change in the condition of the Project which is other than as a result of ordinary wear and tear; the notice shall indicate the extent of the damage, the anticipated cost of repair and the time necessary to make such repairs.

                      5.1.9 PERMITS AND LICENSES. If Seller does not have any license, permit or certificate that is required for the operation or maintenance of the Project by any authority having jurisdiction over the Project, Seller shall obtain the same prior to the Closing.

                                   6. CLOSING

                  6.1 AGREEMENT TO CONSTITUTE ESCROW INSTRUCTIONS.

                      This Agreement, together with the General Provisions of Escrow Holder attached hereto as EXHIBIT "B" (the "General Provisions"), collectively shall constitute escrow instructions and a copy hereof shall be deposited with Escrow Holder for this purpose. In the event of any inconsistency between the terms of the General Provisions and this Agreement, the provisions of this Agreement shall prevail to the extent of any such inconsistency.

                  6.2 CLOSING DATE; CLOSING.

                      Escrow shall open on the date on which a copy of this Agreement, properly executed by the parties hereto, has been deposited with Escrow Holder, which copy the parties hereto agree shall be delivered to Escrow Holder immediately following execution. Escrow Holder shall notify the parties immediately upon receipt of a copy of this Agreement as so executed as to the date of the opening of Escrow. The Closing Date shall occur fifteen (15) days following the End of the Financing Contingency Period; provided, however, that if the Closing Date falls on a Saturday, Sunday or holiday, the Closing shall occur on the next business day thereafter. Buyer shall have the right to extend the Closing for up to fifteen (15) days if necessary to finalize the loan. In such case Buyer agrees to deposit into the Escrow the additional amount of Sixty Thousand Dollars ($60,000) to be held for the benefit of Buyer as part of the Earnest Money Deposit. The Closing shall take place on the Closing Date, at the Closing Office at 10:00 A.M. or at such other place and time as the parties shall mutually agree.

                  6.3 ITEMS TO BE DELIVERED BY SELLER.

                      At the Closing and as a Buyer's Condition to the occurrence of the Closing, Seller shall deliver or cause to be delivered to Buyer the following (the items listed in SUBSECTIONS 6.3.1 THROUGH 6.3.6 shall be delivered through Escrow Holder unless Seller and Buyer otherwise agree in writing):

                      6.3.1 The Deed.

                      6.3.2 The Bill of Sale.

                      6.3.3 The New Lease.

                      6.3.4 The Subordination Agreement for the New Lease.

                      6.3.5 The original Building Documents, including, but not limited to, all books and records requested pursuant to SUBSECTION 3.1.11; provided, however, that copies of the Building Documents shall be acceptable if the originals are not in the possession or control of Seller.

                      6.3.6 Any other documents, instruments, records, correspondence or agreements called for hereunder that have not previously been delivered to Buyer.

                  6.4 ITEMS TO BE DELIVERED BY BUYER.

                      At the Closing and as a condition to the occurrence of the Closing, Buyer shall deliver, or cause to be delivered, to Seller the following (the items listed in SUBSECTIONS 6.4.1 THROUGH 6.4.4 shall be delivered through Escrow Holder unless Seller and Buyer otherwise agree in writing):

                      6.4.1 The Purchase Price.

                      6.4.2 The Bill of Sale.

                      6.4.3 The New Lease.

                      6.4.4 Any other documents, instruments, records, correspondence or agreements called for hereunder that have not previously been delivered to Seller.

                  6.5 DIRECTIONS TO TITLE INSURER.

                      Buyer and Seller shall instruct the Title Insurer to record the Deed in favor of Buyer and to record all other documents, including deeds of reconveyance, necessary for title to the Land and Improvements to be conveyed to Buyer free and clear of all liens and encumbrances and other matters of record, except those matters specifically permitted under this Agreement.

                  6.6 PRORATIONS AND OTHER ADJUSTMENTS.

                      The parties shall prorate the following items between Buyer and Seller as of 11:59 P.M. on the day preceding the Closing Date. Seller shall provide to Buyer a tentative proration schedule at least five (5) days prior to the expected Closing Date, together with all supporting documentation necessary for the Buyer to evaluate the appropriateness of the prorations as calculated. The calculations set forth in the proration schedule and the actual prorations shall be made in accordance with the following provisions.

                      6.6.1 ITEMS OF EXPENSE.

                      6.6.1.1 Real property taxes and assessments shall be prorated based upon the final tax bill for the year in which the closing occurs. If such final tax bill is not available, the proration shall be computed based on the latest tax bill or notice available, and shall be subject to adjustment within thirty (30) days of the first availability of the final tax bill. Seller shall be solely responsible for the payment of any supplemental real property tax bills received at any time, whether before or after the Closing Date, which bills are applicable or relate to any period prior to the Closing.

                      6.6.1.2 Personal property taxes shall be prorated.

                      6.6.1.3 No other items of expense other than those specifically agreed to between the parties shall be prorated.

                      6.6.2 REMITTANCE BETWEEN PARTIES. Any amounts determined to be owed between Buyer and Seller in accordance with the foregoing provisions shall be determined to be delinquent thirty (30) days after notification to the party required to make remittance.

                  6.7 POSSESSION.

                      Possession of the Project shall be transferred by Seller to Buyer upon the Closing Date, subject to the rights of Seller under the New Lease.

                  6.8 SELLER'S CLOSING COSTS.

                      Seller shall pay (i) the documentary transfer tax, stamp tax and/or other recording fees and charges, in the amount required to be paid by law, (ii) the cost of the premium for a CLTA Owner's Title Policy, (iii) one-half (1/2) of the Escrow Holder's fee, (iv) the cost of the Survey, and (v) Seller's attorneys' fees in connection with this Agreement and the transactions contemplated hereby.

                  6.9 BUYER'S CLOSING COSTS.

                      Buyer shall pay (i) the cost of the additional premium (over and above the premium for a CLTA Owner's Title Policy), (ii) the cost for the Lender's Title Policy, (ii) one-half (1/2) of the Escrow Holder's fee, (iii) Four Thousand Eight Hundred Dollars ($4,800) as reimbursement for the cost incurred by Seller for a Survey dated November 13, 1998, reduced by the cost to update the Survey as required for Closing, and (iv) Buyer's attorneys' fees incurred in connection with this Agreement and the transactions contemplated hereby.

                                 7. WARRANTIES

                  7.1 REPRESENTATIONS AND WARRANTIES OF SELLER.

                      Seller hereby makes the following representations and warranties for the benefit of Buyer and Buyer's successors and assigns. Buyer shall be entitled to rely upon the representations and warranties of Seller, notwithstanding Buyer's inspection and investigation of the Project. Buyer and Seller have entered into this Agreement on the condition that Seller make the following representations and warranties, which were and are a material inducement to Buyer entering into this Agreement and Buyer would not have entered into this Agreement except in reliance upon the representations and warranties of Seller made herein. Seller represents and warrants only to Seller's best knowledge that the following representations and warranties, as well as the facts and other matters contained therein, are true as of the date of this Agreement and shall be true as of the Closing Date and shall survive the Close of Escrow.

                      7.1.1 ACCESS; ADJACENT DEVELOPMENT. The Project has full and free access to and from public streets and roads, and there are no facts or conditions that could result in the termination of the present access from or to the Project to or from any such existing highways and roads, or in the termination or expiration of any conditional use permits, sign permits or other governmental permits or approvals necessary for the use and operation of the Property for the purposes for which the Project is presently being used and operated.

                      7.1.2 LEASES. Except with respect to the New Lease, there are no Leases or other agreements that grant, and there is no person who has or has asserted, any right of use or possession to the Project or any part thereof.

                      7.1.3 AUTHORITY. Seller is a corporation, properly organized under the laws of the State of Delaware, and properly authorized to own real property in the State of California. Seller is the owner of the Project and has the right, power, legal capacity and power to enter into this Agreement and to convey the Project to Buyer pursuant to the terms and provisions hereof and perform Seller's other obligations hereunder. The parties and persons executing this Agreement on behalf of Seller have been duly authorized to execute this Agreement. The execution of this Agreement by Seller, the performance by Seller of Seller's obligations hereunder, and the sale, transfer, conveyance and/or assignments contemplated hereby, do not require the consent of any third party.

                      7.1.4 CONFORMANCE WITH LAWS. The Project, including the Improvements as constructed and as operated by Seller, conforms to, and is operated and maintained in accordance with all applicable city, county, state, federal and other applicable laws, statutes, ordinances, rules and regulations.

                      7.1.5 DISCLOSURE AND COMPLIANCE. There is no suit, action or arbitration, bond issuance or proposal therefor, proposal for public improvement assessments, pay-back agreement, paving agreement, road expansion or improvement agreement, utility moratorium, use moratorium, improvement moratorium, or legal, administrative, or other proceeding or governmental investigation or requirement, formal or informal, existing or pending or threatened that affects the Project or which adversely affects Seller's ability to perform hereunder, or other charge or expense upon or relating to the Project, which is not disclosed in the Title Commitment or which has not been disclosed to Buyer in writing prior to the Effective Date.

                      7.1.6 DISCLOSURE OF ADVERSE CHANGE. Seller shall inform Buyer in writing of any material adverse change in the condition, financial or otherwise, of the Project, or the operation thereof, which occurs at any time during the Contract Period.

                      7.1.7 NO ADVERSE SOIL CONDITIONS. There are no soil or geological conditions affecting the Project that could materially and adversely affect the Project, or the ownership and operation thereof by Buyer. The condition of the soil at the Project is such that it will support all of the Improvements thereon for the foreseeable life of the Improvements without the need for unusual or new sub-surface excavations, fill, footings, caissons or other installations. The Improvements, as built, were constructed in a manner compatible with soil conditions at the time of construction and all necessary excavations, fill, footings, caissons or other installations were provided.

                      7.1.8 NO BANKRUPTCY PROCEEDINGS. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of the

Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they become due or (vi) made an offer of settlement, extension or composition to its creditors generally.

                      7.1.9 NO DEFAULT. Seller is not in default under the terms of any Lease or any other agreement pertaining to the Project, nor has any event occurred that shall constitute a default by Seller under such documents and instruments following the passage of time, nor has Seller received any notice of any default under any Lease or other agreement pertaining to the Project.

                      7.1.10 NO HAZARDOUS WASTES. Seller has received no written notice from any third parties, prior owners of the Project, or any federal, state or local governmental agency, indicating that any hazardous substance remedial or clean-up work will be required. There are not any on-site spills, releases or discharges of Hazardous Substances which have occurred on the Project during Seller's ownership of the Project, nor at any time prior to Seller's ownership of the Project, nor on any property immediately adjoining the Project, or of any spills of Hazardous Substances that have occurred or are presently occurring off the Project as a result of any activities on the Project, there are no underground storage tanks, wells, underground sumps, clarifiers, oil/water separators, buried waste containers and/or any other underground structures on or under the Project. Nothing in the foregoing shall alter any obligations of Seller under applicable federal, state or local law. For purposes of this Agreement, the term "Hazardous Substances" shall include all substances which are classified as hazardous substances or hazardous wastes under any of the following laws, rules and regulations: (i) the Toxic Substances Control Act, 15 U.S.C., Section 2601 et seq., (ii) the Clean Water Act, 33 U.S.C., Section 1251 et seq., (iii) the Resource and Conservation and Recovery Act, 42 U.S.C., Section 6901 et seq., (iv) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C., Section 9601, et seq., (v) the Hazardous Materials Transportation Act, 49 U.S.C., Section 1801 et seq.,
(vi) the California Hazardous Waste Control Act, Health and Safety Code, Section 25100 et seq., (vii) the California Hazardous Substance Account Act, Health and Safety Code, Section 25249.5 et seq., (viii) the California Waste Management Act, Health and Safety Code, Section 25170.1 et seq., (ix) Health and Safety Code, Section 2550, Hazardous Materials Release Response Plans and Inventory,
(x) the California Porter-Cologne Water Quality Control Act, Water Code, Section 13000 et seq., or (xi) other federal or state laws, rules or regulations, all as amended.

                      7.1.11 NO INFESTATION. The Project is free from infestation by rodents, termites or other insects or animals.

                      7.1.12 NO LITIGATION. There is no pending litigation or threatened litigation, or asserted or unasserted claims, relating to the Project.

                      7.1.13 NO NOTICES. Seller has not received, and has no knowledge of, any notification from any city, county, state or federal authority having jurisdiction over the Project or of any utility providing service requiring any work to be done to, or affecting the use of, the Project or any portion thereof. Seller has received no notice from any insurance carrier, nor is Seller aware, of defects or inadequacies in the Project that if not corrected would result in termination of insurance coverage or increase in insurance costs.

                      7.1.14 NO UNDISCLOSED ASSESSMENTS. There are no taxes, assessments (special, general or otherwise) or bonds of any nature affecting the Property, or any portion thereof, except as disclosed in the Title Commitment. Seller has no understanding or agreement with any taxing authority respecting the imposition or deferment of any taxes or assessments respecting the Project.

                      7.1.15 NO UNTRUE STATEMENTS. Seller has made no untrue statement or representation in connection with this Agreement, and all items from Seller transferred or delivered and/or given to Buyer are genuine, true, correct and complete copies of what they purport to be. Additionally, (i) said items have not been amended or modified, other than as also transferred or delivered and/or given to Buyer, and (ii) no item that should have been transferred, delivered and/or given to Buyer has not been so transferred, delivered and/or given. Seller has not failed to state or disclose any material fact in connection with the transactions contemplated by this Agreement. Seller knows of no facts and Seller has not misrepresented any facts that would prevent Buyer from operating the Project after the Closing in the manner in which the Project is currently being operated and used.

                      7.1.16 NO VIOLATION OF OTHER AGREEMENTS. Neither this Agreement nor anything provided to be done hereunder (including, but not limited to, the transfer of the Project to Buyer) violates or shall violate any contract, document, understanding, agreement or instrument to which Seller is a party or by which Seller may be bound, or any contract, document, understanding, agreement or instrument affecting the Project.

                      7.1.17 OPERATING STATEMENTS. All operating statements delivered to Buyer by Seller are accurate, true and correct, have been accurately compiled from the books and records of the Project and accurately set forth the results of the operation of the Project for the periods covered. The financial records kept by Seller are complete, accurate, true and correct in all respects and reflect all transactions affecting or relating to the Project, and are kept and maintained at the office of Seller at the Project.

                      7.1.18 OPERATION DURING CONTRACT PERIOD. The Project shall be operated and maintained in its current condition, normal wear and tear excepted, until the Closing Date.

                      7.1.19 PARKING. There are ( ) parking spaces at the Project. The parking spaces at the Project comply with all applicable laws, rules and regulations. No person other than Seller under the New Lease shall have the right to park on the Project.

                      7.1.20 IMPROVEMENTS. All Improvements at the Project are in good condition and repair.

                      7.1.21 PROJECT CONDITION. The Project, and all components thereof, including, but not limited to, parking lots, electrical systems, roofs, air conditioning systems, heating systems and elevators are and, at the Closing, shall be in good condition and working order, and will perform the work or function for which intended. The Improvements, and all component parts thereof, were constructed in substantial conformance with the Plans and Specifications, as well as documents approved by the appropriate city, county, state, and other officials, and are free of material construction, design and structural defects.

                      7.1.22 STORM WATER. All storm water flowing from the Project drains either into a public system or onto a permitted location and through easements, if any, for the benefit of the Project.

                      7.1.23 TITLE TO REAL PROPERTY. At the Closing fee simple title to the Land and Improvements shall be conveyed to Buyer in a good and marketable condition, free and clear of all liens, encumbrances, agreements, encroachments, leases, tenancies, mechanics' liens, materialmen's liens, and other interests affecting all or any portion of the Project or any interest therein other than (i) current non-delinquent real Property taxes (but not assessments), (ii) New Lease, and
(iii) the Permitted Title Exceptions.

                      7.1.24 UTILITIES AVAILABLE. All utilities necessary for the operation of the Project in accordance with its intended use are available to the Land.

                      7.1.25 ZONING AND OTHER GOVERNMENTAL INFORMATION. There is no pending or threatened request, application or proceeding to alter or restrict the zoning or other use restrictions applicable to the Project; there is no plan, study or effort by any governmental authority or agency or any private party or entity that in any way affects or would affect the authorization of the current use and operation of the Project. There is no pending or threatened action or governmental proceeding in eminent domain, zoning change, rent control or otherwise that would directly or indirectly affect the Project, nor any fact that might give rise to such a proceeding; all governmental and regulatory licenses, franchises, certificates and permits respecting the Project that are necessary for the operation of the Project by Seller in accordance with its intended use, if any, are possessed by Seller and will be transferred to Buyer, if legally transferable, at the Closing.

                  7.2 REPRESENTATIONS AND WARRANTIES OF BUYER.

                      Buyer hereby represents and warrants to Seller, for the benefit of Seller and Seller's successors and assigns, that the following statements are true as of the date of this Agreement, and shall be true as of the Closing Date.

                      7.2.1 REQUIRED APPROVALS. Except for the approval of the Board of Directors of the general partner of Buyer as required by SECTION 4.1.5, all required approvals or consents have been obtained in connection with the execution of this Agreement by Buyer and with the performance by Buyer of Buyer's obligations hereunder. Subject to obtaining the approval described above, Buyer has full right and authority to enter into and fully perform its obligations under this Agreement.

                      7.2.2 NO CONFLICTS. Neither this Agreement nor anything provided to be done hereunder violates or shall violate any contract, document, understanding, Agreement or instrument to which Buyer is a party or by which Buyer may be bound.

                      7.2.3 ADVERSE CHANGE. Buyer shall inform Seller of any material adverse change in the foregoing representations and warranties of Buyer occurring at any time after the execution hereof and prior to the Closing Date.

                      7.2.4 SECURITIES COMPLIANCE. Buyer agrees to use reasonable efforts to inform Buyer's employees with knowledge of the terms of this transaction that they are prohibited from trading in the securities of Seller until the subject matter of the transaction is publicly announced, if deemed necessary by Seller (and the market has had an opportunity to absorb that announcement). Buyer also agrees to use reasonable efforts not to make any public statement regarding this transaction without the prior approval of Seller (unless required to do so in good faith opinion of Buyer's counsel).

                          8. TERMINATION OF AGREEMENT

                  8.1 TERMINATION.

                      In the event of (i) a default by Seller, (ii) the failure of any of Buyer's Conditions or other conditions to the Closing to be satisfied or waived, (iii) any incorrect representation(s) or warranty(ies) by Seller (which shall be deemed a default by Seller), or (iv) a termination of this Agreement pursuant to the operation of
Section 11.1, then and in any of such events, this Agreement may be cancelled and terminated by Buyer and all funds and documents previously delivered shall be returned to the party delivering same. In the event the Closing fails to occur by reason of Buyer's default, then Seller shall be entitled solely to liquidated damages as provided in Section 8.2. In the event of a default by Seller, including, but not limited to, any incorrect representation(s) or warranty(ies), whether or not such default results in termination, Buyer shall have such remedies against Seller as may be available to Buyer either at law or in equity, including the right to specifically enforce this Agreement.

                  8.2 LIQUIDATED DAMAGES.

                      SELLER WAIVES THE RIGHT TO SPECIFICALLY ENFORCE THIS AGREEMENT. IN THE EVENT THE CLOSING FAILS TO OCCUR BY REASON OF BUYER'S DEFAULT AFTER THE END OF THE INSPECTION PERIOD, SELLER AND BUYER AGREE THAT, BASED ON THE CIRCUMSTANCES NOW EXISTING, KNOWN OR UNKNOWN, SELLER AND BUYER EACH RECOGNIZE AND AGREE THAT IT WOULD BE EXCESSIVELY COSTLY AND IMPRACTICABLE TO ESTABLISH SELLER'S DAMAGES BY REASON OF BUYER'S DEFAULT AND IT WOULD BE REASONABLE TO AWARD SELLER LIQUIDATED DAMAGES IN THE AMOUNT OF THE EARNEST MONEY DEPOSIT. BOTH PARTIES AGREE THAT SUCH AMOUNT STATED AS LIQUIDATED DAMAGES IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES IN THE EVENT OF BUYER'S DEFAULT AND SUCH AMOUNT SHALL BE IN LIEU OF ANY OTHER MONETARY RELIEF TO WHICH SELLER MAY OTHERWISE BE ENTITLED BY VIRTUE OF THIS AGREEMENT OR BY OPERATION OF LAW. ACCORDINGLY, SELLER SHALL BE ENTITLED TO RETAIN SUCH AMOUNT AS LIQUIDATED DAMAGES FOR BUYER'S BREACH OR FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED HEREIN PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. IN SUCH EVENT, ESCROW HOLDER IS HEREBY IRREVOCABLY INSTRUCTED BY BUYER AND SELLER TO DISBURSE IMMEDIATELY TO SELLER, UPON DEMAND OF SELLER ALONE, THE EARNEST MONEY DEPOSIT AND ANY INTEREST EARNED THEREON. SELLER HEREBY AGREES THAT LIQUIDATED DAMAGES SET FORTH HEREIN SHALL BE THE SOLE REMEDY OF SELLER IN THE EVENT OF A DEFAULT BY BUYER AND SELLER HEREBY WAIVES ANY RIGHT TO SPECIFIC PERFORMANCE BY BUYER. PRIOR TO THE END OF THE INSPECTION PERIOD, SELLER AND BUYER AGREE IT WOULD BE REASONABLE NOT TO AWARD SELLER ANY DAMAGES BY REASON OF BUYER'S DEFAULT.


            ----------------                 -----------------
            Buyer's Initials                 Seller's Initials


                           9. REAL ESTATE COMMISSION

                  9.1 BROKER COMPENSATION.

                      Seller hereby represents and warrants to Buyer that the only real estate broker involved in this transaction, including any negotiations relating to this Agreement and any other agreements and documents contemplated hereby is John Burnham Real Estate Services, Inc. (the "Seller's Broker"). Seller agrees that any compensation due Seller's Broker as a result of this Agreement or the Closing is and shall be the sole and exclusive responsibility of Seller, and Buyer shall have no liability or responsibility therefor. Seller shall indemnify Buyer against and hold Buyer free and harmless from any and all loss, damage, liability or expense (including costs and reasonable attorneys' fees) that Buyer may incur or sustain by reason of, or in connection with, any misrepresentation or breach of warranty with respect to the foregoing.

                  9.2 NO OTHER BROKER.

                      Seller and Buyer represent and warrant to each other that they have employed no broker and/or finder other than Seller's Broker. Seller and Buyer each agree that, to the extent a brokerage and/or finder's fee shall have been earned or claimed in connection with this Agreement, other than the fee payable to Seller's Broker as provided above, the payment of such fees and the defense of any action in connection therewith shall be the sole and exclusive obligation of the party who requested the services of the broker and/or finder. In the event that any claim, demand or cause of action for brokerage and/or finder's fees is asserted against a party to this Agreement who did not request such services, the party through whom the broker or finder is making the claim shall indemnify, defend (with an attorney of indemnitee's choice) and hold harmless the other party from and against any and all such claims, demands and causes of action.

                                 10. ASSIGNMENT

                 10.1 RIGHT OF ASSIGNMENT.

                      Upon written approval of Seller, which approval shall not be unreasonably withheld or delayed, Buyer shall have the right to assign its interest under this Agreement at any time prior to the date of the Closing. In the event Buyer assigns its interest under this Agreement, Seller agrees that Buyer shall, upon the making of such assignment, be released and relieved of all of the Buyer's obligations and liabilities hereunder, provided the Buyer's obligations and liabilities are assumed by such assignee. In the event of an assignment of Buyer's rights and an assumption of Buyer's obligations hereunder, Seller shall execute a consent to such assignment and assumption. The consent document shall release and relieve Buyer of all its obligations hereunder, shall provide that Seller shall look solely to Buyer's assignee with respect to such obligations and liabilities. Notwithstanding the foregoing, Seller's consent shall not be required for an assignment to an affiliate of Buyer, to any entity in which Buyer, directly or indirectly, has a beneficial or equitable interest, or to an accommodator for the purpose of completing a 1031 tax deferred exchange so long as such entity is not a direct competitor of Seller.

                               11. MISCELLANEOUS

                 11.1 MATERIAL DAMAGE OR CONDEMNATION.

                      If the Project is materially damaged or if the Project or any part thereof is materially taken by condemnation or there is any condemnation or threatened condemnation of any direct or indirect access to the Project prior to the Closing Date, then Buyer shall have the right to reject the Project and, on written demand of Buyer, this Agreement shall be terminated forthwith and neither Seller nor Buyer shall thereafter have any obligation to each other, except as set forth in SECTION 8.1 above. In the alternative, Buyer may elect to complete the transaction on the terms set forth in this Agreement and, in such event, Buyer shall receive a full assignment of all insurance proceeds (and shall use such proceeds to make necessary repairs to the Project) or condemnation proceeds, as the case may be, allocable to the restoration of the damaged Project or given as consideration for the taking. By "materially damaged," Seller and Buyer mean (i) any uninsured damage or (ii) the cost to repair such damage or destruction to the Project exceeds the sum of Fifty Thousand Dollars ($50,000.00). By "materially taken," Seller and Buyer mean a condemnation or taking by eminent domain occurring on the Project that results in the elimination of more than five percent

(5%) of the Project, the elimination of more than five percent (5%) of the total gross square footage of the land comprising the Land or the elimination of more than five percent (5%) of the total net rentable square footage in the Improvements at the Project. The phrase "taking by eminent domain" includes any notices of taking or commencement of proceedings under eminent domain power, but excludes any claim for inverse condemnation.

                 11.2 ATTORNEYS' AND OTHER FEES.

                      Should either party institute any action or proceeding to enforce or interpret this Agreement or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all other similar fees incurred in connection with the action or proceeding and preparations therefor. The term "action or proceeding" shall mean and include legal actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

                 11.3 NOTICES.

                      Any notice, demand, request, covenant, approval or other communication to be given by one party to the other shall be given by personal service, express mail, Federal Express, DHL or any other similar form of nationally recognized airborne/overnight delivery service, or mailing in the United States mail (certified mail, return receipt requested), addressed to the parties at their respective addresses as follows:

                             If to Buyer:

                             Birtcher Properties
                             27611 La Paz Road
                             Laguna Niguel, California  92677
                             Attn:       Mr. Arthur B. Birtcher

                             Telephone:  (949) 643-7700
                             Facsimile:  (949) 643-7455

                             With a copy to:

                             Voss, Cook & Thel LLP
                             Suite 700
                             840 Newport Center Drive
                             Newport Beach, California  92660-6310
                             Attention:  David A. Lurker, Esq.

                             Telephone:  (949) 720-0300
                             Facsimile:  (949) 720-1508


                             If to Seller:

                             Encad, Inc.
                             6059 Cornerstone Court West
                             San Diego, California  92121
                             Attention:  Chief Executive Officer

                             Telephone:  (619) 452-0882
                             Facsimile:  (619) 452-0891

                             With a copy to:

                             Encad, Inc.
                             5959 Cornerstone Court West
                             San Diego, California  92121
                             Attention:  General Counsel

                             Telephone:  (619) 677-6169
                             Facsimile:  (619) 452-7229

Any such notice shall be deemed to have been given (i) upon delivery, if personally delivered or delivered by any nationally recognized form of airborne/overnight delivery service, or (ii) upon receipt or upon the expiration of three (3) business days, whichever is earlier, if mailed. Either party may change the address at which it desires to receive notice upon giving written notice of such request to the other party. Buyer and Seller, and their respective counsel, hereby agree that notices may be given hereunder by the parties' respective counsel, and that if any communication is to be given hereunder by Buyer's or Seller's counsel, such counsel may communicate directly with all principals, as required to comply with the foregoing provisions.

                 11.4 TIME OF ESSENCE.

                      Time is of the essence of this Agreement and each and every term and provision hereof.

                 11.5 WAIVER OR MODIFICATION.

                      A modification of any provision herein contained, or any other amendment to this Agreement, shall be effective only if the modification or amendment is in writing and signed by both Seller and Buyer. No waiver by any party hereto of any breach or default shall be considered to be a waiver of any other breach or default. The waiver of any condition shall not constitute a waiver of any breach or default with respect to any covenant, representation or warranty.

                 11.6 SUCCESSORS AND ASSIGNS; SURVIVAL.

                      This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors and assigns. All covenants, representations and warranties contained herein shall survive the Closing. The term "Buyer" as used herein shall mean and include Buyer's successors and assigns.

                 11.7 NUMBER AND GENDER.

                      As used in this Agreement, the neuter includes the masculine and feminine, and the singular includes the plural.

                 11.8 GOVERNING LAW.

                      This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of California applicable to agreements made and to be performed wholly within the State of California.

                 11.9 CONSTRUCTION.

                      Headings at the beginning of each Article, Section, and subsection are solely for the convenience of the parties and are not a part of this Agreement. All exhibits attached hereto are hereby incorporated herein by this reference. Unless otherwise indicated, all references herein to Articles, Sections, subsections, paragraphs, subparagraphs or provisions are to those in this Agreement. Any reference to an Article herein includes all Sections thereof and any reference to a Section herein includes all subsections thereof. This Agreement shall not be construed as if it had been prepared by only Buyer or Seller, but rather as if both Buyer and Seller had prepared the same. In the event any portion of this Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this Agreement, and the remaining parts hereof shall remain in full force and effect, as fully as though such invalid, illegal or unenforceable portion had never been part of this Agreement.

                11.10 INTEGRATION OF OTHER AGREEMENTS.

                      This Agreement supersedes all previous contracts, letters of intent, correspondence and documentation relating to the sale of the Project. Any oral representations or modifications concerning this Agreement shall be of no force or effect.

                11.11 DUPLICATE ORIGINALS; COUNTERPARTS.

                      This Agreement may be executed in any number of duplicate originals, all of which shall be of equal legal force and effect. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                11.12 NON-WAIVER OF RIGHTS.

                      No failure or delay of either party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right.

                11.13 DAYS.

                      The term "days," as used herein, shall mean actual days occurring, including Saturdays, Sundays and holidays. The term "business days" shall mean days other than Saturdays, Sundays and holidays. If any item must be accomplished or delivered hereunder on a day that is not a business day, it shall be deemed to have been timely accomplished or delivered if accomplished or delivered on the next following business day.

                11.14 INCORPORATION OF EXHIBITS.

                      All schedules and exhibits attached hereto and referred to herein are incorporated in this Agreement as though fully set forth herein. These schedules and exhibits are:

                      Exhibit "A" Description of Land
                      Exhibit "B" Escrow Holder's General Provisions

                11.15 IRS FORM 1099-S.

                      For purposes of complying with Section 6045 of the Internal Revenue Code of 1986 ("Code"), as amended, Escrow Holder shall be deemed the "person responsible for closing the transaction," and shall be responsible for obtaining the information necessary to file with the Internal Revenue Service Form 1099-S, "Statement for Recipients of Proceeds From Real Estate, Broker and Barter Exchange Transactions."

                11.16 FURTHER ASSURANCES.

                      Buyer and Seller each agree to execute any and all other documents and to take any further actions reasonably necessary to consummate the transaction contemplated hereby.

                11.17 EXCLUSIVE RIGHT TO NEGOTIATE.

                      Seller agrees not to solicit or negotiate any other offer from any other party for the sale of the Property or enter into any agreement for the sale of the Property, unless and until specifically notified in writing that Buyer has no further interest in purchasing the Property.

                  IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date first above written.

"Buyer"                                         "Seller"

BIRTCHER PROPERTIES,                            ENCAD, INC.,
a California corporation                        a Delaware corporation


By:         /s/  Robert M. Anderson             By:     /s/  T.W. Schmidt
    -------------------------------------           --------------------------
       Robert M. Anderson,
       President                                Its:    Vice President & CFO
                                                    --------------------------

                                                By:     /s/   Thomas L. Green
                                                    --------------------------

                                                Its:    V.P./General Counsel
                                                    --------------------------

                             ESCROW HOLDER'S RECEIPT



                  The undersigned, as Escrow Holder, hereby acknowledges receipt of the foregoing Escrow Instructions, accepts said escrow account, and agrees to carry out said Escrow Instructions and hold and dispose of the funds and documents deposited in said account in accordance with such instructions.


Dated: August           , 1999           FIRST AMERICAN TITLE INSURANCE COMPANY
              ----------


                                         By:
                                            -----------------------------------

                                         Printed Name:
                                                      -------------------------

                                         Its:
                                             ----------------------------------

Escrow No.:
                  ------------------------------

Escrow Officer:
                  ------------------------------

Telephone No.:    (      )         -
                   ------  -------- ------------

Fax No.:          (      )         -
                   ------  -------- ------------



Title Order No.:
                  ------------------------------

Title Officer:
                  ------------------------------

Telephone No.:    (      )         -
                   ------  -------- ------------

Fax No.:          (      )         -
                   ------  -------- ------------

                                   EXHIBIT "A"



                               DESCRIPTION OF LAND


PARCELS 1 AND 2 OF PARCEL MAP NO. 13800, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 22, 1985, AS FILE/PAGE NO. 85-180247 OF OFFICIAL RECORDS.

                                   EXHIBIT "B"



                      [ESCROW HOLDER'S GENERAL PROVISIONS]

                               FIRST AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "First Amendment") is made effective as of this 30th day of September, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer").


                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this First Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree to amend and modify the Purchase Agreement, as follows:

         1. END OF THE INSPECTION PERIOD. Section 1.1.10 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of October 18, 1999, which shall be deemed to be the "End of the Inspection Period" for the purposes of the Purchase Agreement.

         2. END OF THE FINANCING CONTINGENCY PERIOD. Section 1.1.11 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of October 18, 1999, which shall be deemed to be the "End of the Financing Contingency Period" for the purposes of the Purchase Agreement.

         3. NEW LEASE APPROVAL DATE. The provisions of Section 4.1.7 of the Purchase Agreement are hereby amended and modified to provide that the New Lease shall be mutually approved by Buyer and Seller on or prior to October 18, 1999.

         4. CLOSING. Section 6.2 of the Purchase Agreement is hereby modified and amended to change the "Closing Date" from the date "fifteen (15) days following the End of the Financing Contingency Period" to November 1, 1999.

         5. NOTICES. The provisions of Section 11.2 of the Purchase Agreement are hereby amended to permit notice by facsimile and any notices given by facsimile shall be deemed to have been given upon receipt. If such notice by facsimile is given to Encad, such notice shall be given to Todd W. Schmidt, CFO, at facsimile number (858) 452-6292, and to Encad's General Counsel at facsimile number (858) 452-7229.

         6. PROPERTY DEFICIENCIES. Seller acknowledges that, as a part of Buyer's due diligence, Buyer has identified numerous potential violations of applicable governmental requirements, including, without limitation, violations relating to parking and outdoor storage under the terms of the Planned Industrial Development Permit No. 83-0378 as amended by Planned Industrial Development Permit No. 85-0830, as well as the fact that significant tenant improvements were completed without building permits or inspection by applicable governmental authorities. Seller agrees to use its best efforts to obtain inspections of the Property by the applicable governmental authorities as soon as possible and to engage its architect to identify the scope and nature of any violations, including determining the extent of remedial work required, if any, and the estimated cost to complete all work necessary to correct the deficiencies. Seller further agrees that at the Closing, Escrow Holder shall holdback in Escrow a portion of the Purchase Price in an amount equal to one hundred fifty percent (150%) of the amount necessary to remedy all such deficiencies, including the cost of any new work or improvements required. Seller shall cause its architect to provide an estimate of such costs in sufficient detail for Buyer and Buyer's lender to evaluate on or before October 18, 1999. Such costs shall include all governmental fees, consultants fees, contractors fees, and all other third party costs necessary to complete such work. Buyer shall have the right, on or before October 18, 1999, to approve the scope and nature of the remedial work, as well as the amounts estimated to complete the work. If Buyer fails, within such period, to approve such matters, by written notice to Seller, then such matters shall be deemed disapproved by Buyer. In such case, the failure shall be deemed a failure of a Buyer's Condition governed by the provisions of Section 4.2 of the Agreement. The terms of the holdback shall permit the disbursement of portions of the holdback amount on a monthly basis to reimburse Seller for costs actually incurred to complete the remedial work. The establishment of the holdback shall constitute a Buyer's Condition to the Closing. The provisions of this Section shall survive the Closing.

         7. MISCELLANEOUS.

                  7.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this First Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this First Amendment shall control and govern the rights, duties and obligations of the parties.

                  7.2 DEFINED TERMS. The defined terms used in this First Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this First Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this First Amendment.

                  7.3 EFFECT OF AMENDMENT. Except as modified and amended by this First Amendment, the Purchase Agreement shall remain in full force and effect.

                  7.4 COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  7.5 TELEFAXED COPIES OF FIRST AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this First Amendment for all purposes.








                            [continued on next page]
         IN WITNESS WHEREOF, Buyer and Seller have executed this First Amendment as of the date first written above.

"Buyer"                                        "Seller"

BIRTCHER PROPERTIES,                           ENCAD, INC.,
a California corporation                       a Delaware corporation

By:    /s/  Robert M. Anderson                 By:     /s/   David A. Purcell
       -----------------------                         ----------------------

Its:   President                               Its:    President
       ---------                                       ---------

                                               By:     /s/  Thomas L. Green
                                                       ---------------------

                                               Its:    V.P./General Counsel
                                                       --------------------


Birtcher/Birtcher Properties/Encad Acq/Docs/First Amendmt to APS8

                               SECOND AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "Second Amendment") is made effective as of this 18th day of October, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer").

                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated effective as of September 30, 1999 (the "First Amendment"), providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement. As used herein, the term "Purchase Agreement" shall mean the Purchase Agreement as amended by the First Amendment.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this Second Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree to amend and modify the Purchase Agreement, as follows:

         1. END OF THE INSPECTION PERIOD. Section 1.1.10 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of October 26, 1999, which shall be deemed to be the "End of the Inspection Period" for the purposes of the Purchase Agreement.

         2. END OF THE FINANCING CONTINGENCY PERIOD. Section 1.1.11 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of November 2, 1999, which shall be deemed to be the "End of the Financing Contingency Period" for the purposes of the Purchase Agreement.

         3. NEW LEASE APPROVAL DATE. The provisions of Section 4.1.7 of the Purchase Agreement are hereby amended and modified to provide that the New Lease shall be mutually approved by Buyer and Seller on or prior to October 26, 1999.

         4. CLOSING. Section 6.2 of the Purchase Agreement is hereby modified and amended to change the "Closing Date" to November 17, 1999.

         5. PROPERTY DEFICIENCIES. Section 6 of the First Amendment is hereby modified and amended to require as an additional covenant of Seller that Seller cause its architect to provide an estimate of such costs in sufficient detail for Buyer and Buyer's lender to evaluate on or before October 26, 1999. Further,
Section 6 of the First Amendment is hereby modified and amended to provide that Buyer shall have the right, on or before October 26, 1999, to approve the scope and nature of the remedial work, as well as the amounts estimated to complete such work.

         6. MISCELLANEOUS.

                  6.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Second Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Second Amendment shall control and govern the rights, duties and obligations of the parties.

                  6.2 DEFINED TERMS. The defined terms used in this Second Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this Second Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this Second Amendment.

                  6.3 EFFECT OF AMENDMENT. Except as modified and amended by this Second Amendment, the Purchase Agreement shall remain in full force and effect.

                  6.4 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  6.5 TELEFAXED COPIES OF SECOND AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this Second Amendment for all purposes.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Second Amendment as of the date first written above.

"Buyer"                                        "Seller"

BIRTCHER PROPERTIES,                           ENCAD, INC.,
a California corporation                       a Delaware corporation

By:    /s/  Robert M. Anderson                 By:     /s/   T.W. Schmidt
       -----------------------                         ------------------

Its:   President                               Its:    Vice President & C.F.O.
       ---------                                       -----------------------

                                               By:     /s/  Thomas L. Green
                                                       --------------------

                                               Its:    V.P./General Counsel
                                                       --------------------


Birtcher/Birtcher Properties/Encad Acq/Docs/Second Amendmt to APS

                               THIRD AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "Third Amendment") is made effective as of this 26th day of October, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer").

                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated effective as of September 30, 1999 (the "First Amendment"), and that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 18, 1999, providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement. As used herein, the term "Purchase Agreement" shall mean the Purchase Agreement as amended by the First Amendment and the Second Amendment.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this Third Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree to amend and modify the Purchase Agreement, as follows:

         1. END OF THE INSPECTION PERIOD. Section 1.1.10 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of November 2, 1999, which shall be deemed to be the "End of the Inspection Period" for the purposes of the Purchase Agreement.

         2. END OF THE FINANCING CONTINGENCY PERIOD. Section 1.1.11 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of November 9, 1999, which shall be deemed to be the "End of the Financing Contingency Period" for the purposes of the Purchase Agreement.

         3. NEW LEASE APPROVAL DATE. The provisions of Section 4.1.7 of the Purchase Agreement are hereby amended and modified to provide that the New Lease shall be mutually approved by Buyer and Seller on or prior to November 2, 1999.

         4. CLOSING. Section 6.2 of the Purchase Agreement is hereby modified and amended to change the "Closing Date" to November 24, 1999.

         5. PROPERTY DEFICIENCIES. Section 6 of the Second Amendment is hereby modified and amended to require as an additional covenant of Seller that Seller cause its architect to provide an estimate of such costs in sufficient detail for Buyer and Buyer's lender to evaluate on or before October 28, 1999. Further,
Section 6 of the Second Amendment is hereby modified and amended to provide that Buyer shall have the right, on or before October 28, 1999, to approve the scope and nature of the remedial work, as well as the amounts estimated to complete such work.

         6. MISCELLANEOUS.

                  6.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Third Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Third Amendment shall control and govern the rights, duties and obligations of the parties.

                  6.2 DEFINED TERMS. The defined terms used in this Third Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this Third Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this Third Amendment.

                  6.3 EFFECT OF AMENDMENT. Except as modified and amended by this Third Amendment, the Purchase Agreement shall remain in full force and effect.

                  6.4 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  6.5 TELEFAXED COPIES OF THIRD AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this Third Amendment for all purposes.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Third Amendment as of the date first written above.

"Buyer"                                        "Seller"

BIRTCHER PROPERTIES,                           ENCAD, INC.,
a California corporation                       a Delaware corporation

By:    /s/  Robert M. Anderson                 By:     /s/   T.W. Schmidt
       -----------------------                         ------------------

Its:   President                               Its:    Vice President & C.F.O.
       ---------                                       -----------------------

                                               By:     /s/  Thomas L. Green
                                                       --------------------

                                               Its:    V.P./General Counsel
                                                       --------------------


Birtcher/Birtcher Properties/Encad Acq/Docs/Third Amendmt to APS

                               FOURTH AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "Fourth Amendment") is made effective as of this 9th day of November, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer").

                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated effective as of September 30, 1999 (the "First Amendment"), and that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 18, 1999, and that certain Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 26, 1999, providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement. As used herein, the term "Purchase Agreement" shall mean the Purchase Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this Fourth Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree to amend and modify the Purchase Agreement, as follows:

         1. END OF THE FINANCING CONTINGENCY PERIOD. Section 1.1.11 of the Purchase Agreement is hereby modified and amended to delete the provisions thereof and replace them with the date of November 16, 1999, which shall be deemed to be the "End of the Financing Contingency Period" for the purposes of the Purchase Agreement.

         2. NEW LEASE APPROVAL DATE. The provisions of Section 4.1.7 of the Purchase Agreement are hereby amended and modified to provide that the New Lease shall be mutually approved by Buyer and Seller on or prior to November 16, 1999.

         3. MISCELLANEOUS.

                  3.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Fourth Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Fourth Amendment shall control and govern the rights, duties and obligations of the parties.

                  3.2 DEFINED TERMS. The defined terms used in this Fourth Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this Fourth Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this Fourth Amendment.

                  3.3 EFFECT OF AMENDMENT. Except as modified and amended by this Fourth Amendment, the Purchase Agreement shall remain in full force and effect.

                  3.4 COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  3.5 TELEFAXED COPIES OF FOURTH AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this Fourth Amendment for all purposes.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fourth Amendment as of the date first written above.

"Buyer"                                        "Seller"

BIRTCHER PROPERTIES,                           ENCAD, INC.,
a California corporation                       a Delaware corporation

By:    /s/  Robert M. Anderson                 By:     /s/   T.W. Schmidt
       -----------------------                         ------------------

Its:   President                               Its:    Vice President & C.F.O.
       ---------                                       -----------------------

                                               By:     /s/  Thomas L. Green
                                                       --------------------

                                               Its:    V.P./General Counsel
                                                       --------------------

Birtcher/Birtcher Properties/Encad Acq/Docs/Fourth Amendmt to APS

                               FIFTH AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This FIFTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "Fifth Amendment") is made effective as of this 16th day of November, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer").

                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated effective as of September 30, 1999 (the "First Amendment"), and that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 18, 1999, that certain Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 26, 1999, and that certain Fourth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated November 9, 1999, providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement. As used herein, the term "Purchase Agreement" shall mean the Purchase Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this Fifth Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree to amend and modify the Purchase Agreement, as follows:

         1. END OF THE FINANCING CONTINGENCY PERIOD. Section 1.1.11 of the Purchase Agreement is hereby modified and amended to delete the date set forth therein and replace it with the date of November 19, 1999, which shall be deemed to be the "End of the Financing Contingency Period" for the purposes of the Purchase Agreement.

         2. NEW LEASE APPROVAL DATE. The provisions of Section 4.1.7 of the Purchase Agreement are hereby amended and modified to provide that the New Lease shall be mutually approved by Buyer and Seller on or prior to November 19, 1999.

         3. MISCELLANEOUS.

                  3.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Fifth Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Fifth Amendment shall control and govern the rights, duties and obligations of the parties.

                  3.2 DEFINED TERMS. The defined terms used in this Fifth Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this Fifth Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this Fifth Amendment.

                  3.3 EFFECT OF AMENDMENT. Except as modified and amended by this Fifth Amendment, the Purchase Agreement shall remain in full force and effect.

                  3.4 COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  3.5 TELEFAXED COPIES OF FIFTH AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this Fifth Amendment for all purposes.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Fifth Amendment as of the date first written above.

"Buyer"                                        "Seller"

BIRTCHER PROPERTIES,                           ENCAD, INC.,
a California corporation                       a Delaware corporation

By:    /s/  Greg MacDiarmid                    By:     /s/   T.W. Schmidt
       --------------------                            ------------------

Its:   Chief Financial Officer                 Its:    Vice President & C.F.O.
       -----------------------                         -----------------------

                                               By:     /s/  Thomas L. Green
                                                       --------------------

                                               Its:    V.P./General Counsel
                                                       --------------------


Birtcher/Birtcher Properties/Encad Acq/Docs/Fifth Amendmt to APS

                               SIXTH AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This SIXTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "Sixth Amendment") is made effective as of this 19th day of November, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), and BIRTCHER PROPERTIES, a California corporation ("Buyer").

                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated effective as of September 30, 1999 (the "First Amendment"), and that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 18, 1999, that certain Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 26, 1999, that certain Fourth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated November 9, 1999, and that certain Fifth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated November 16, 1999, providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement. As used herein, the term "Purchase Agreement" shall mean the Purchase Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this Sixth Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree to amend and modify the Purchase Agreement, as follows:

         1. END OF THE FINANCING CONTINGENCY PERIOD. Section 1.1.11 of the Purchase Agreement is hereby modified and amended to delete the date set forth therein and replace it with the date of November 23, 1999, which shall be deemed to be the "End of the Financing Contingency Period" for the purposes of the Purchase Agreement.

         2. NEW LEASE APPROVAL DATE. The provisions of Section 4.1.7 of the Purchase Agreement are hereby amended and modified to provide that the New Lease shall be mutually approved by Buyer and Seller on or prior to November 23, 1999.

         3. MISCELLANEOUS.

                  3.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Sixth Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Sixth Amendment shall control and govern the rights, duties and obligations of the parties.

                  3.2 DEFINED TERMS. The defined terms used in this Sixth Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this Sixth Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this Sixth Amendment.

                  3.3 EFFECT OF AMENDMENT. Except as modified and amended by this Sixth Amendment, the Purchase Agreement shall remain in full force and effect.

                  3.4 COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  3.5 TELEFAXED COPIES OF SIXTH AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this Sixth Amendment for all purposes.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Sixth Amendment as of the date first written above.

"Buyer"                                        "Seller"

BIRTCHER PROPERTIES,                           ENCAD, INC.,
a California corporation                       a Delaware corporation

By:    /s/  Greg McDiarmid                     By:     /s/   T.W. Schmidt
       -------------------                             ------------------

Its:   Chief Financial Officer                 Its:    Vice President & C.F.O.
       -----------------------                         -----------------------

                                               By:     /s/  Thomas L. Green
                                                       --------------------

                                               Its:    V.P./General Counsel
                                                       --------------------


Birtcher/Birtcher Properties/Encad Acq/Docs/Sixth Amendmt to APS

                              SEVENTH AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

                          ENCAD CORPORATE HEADQUARTERS




                  This SEVENTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS, ENCAD CORPORATE HEADQUARTERS (the "Seventh Amendment") is made effective as of this 23rd day of November, 1999, by and between ENCAD, INC., a Delaware corporation ("Seller"), BIRTCHER PROPERTIES, a California corporation ("Buyer") and BIRTCHER CORNERSTONE, L.P. a Delaware limited partnership.

                                 R E C I T A L S

                  A. Seller and Buyer are parties to that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated as of August 5, 1999 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated effective as of September 30, 1999 (the "First Amendment"), and that certain Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 18, 1999, that certain Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated October 26, 1999, that certain Fourth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated November 9, 1999, that certain Fifth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad Corporate Headquarters, dated November 16, 1999 that certain Sixth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, Encad corporate headquarters, dated November 19, 1999, providing for the purchase and sale of that certain land and improvements more particularly described in the Purchase Agreement. As used herein, the term "Purchase Agreement" shall mean the Purchase Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment.

                  B. Seller and Buyer desire to amend and modify the Purchase Agreement in certain particulars, and the purpose of this Seventh Amendment is to set forth the terms and provisions agreed upon between Seller and Buyer with respect to the amendment and modification of the Purchase Agreement. Buyer, by this Seventh Amendment also desires to assign all of its rights, duties and obligations under the Purchase Agreement to Birtcher Cornerstone, L.P., and have that entity assume the duties and obligations of Buyer thereunder.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer and Birtcher Cornerstone, L.P., a Delaware limited partnership, hereby agree to amend and modify the Purchase Agreement, as follows:

         1. APPROVAL OF FINANCING CONTINGENCY. Buyer hereby confirms that the Buyer has satisfied, and hereby waives, the Buyer's Condition set forth in
Section 4.1.6 of the Purchase Agreement providing for the approval of financing for the acquisition.

         2. NEW LEASE APPROVAL. Buyer and Seller hereby approve the form of the New Lease negotiated between the parties and forwarded to Seller by letter dated January 19, 2000, which form of lease shall be executed and delivered at the Closing.

         3. CLOSING. Section 6.2 of the Purchase Agreement is hereby modified and amended to change the "Closing Date" to on January 26, 2000.

         4. PROPERTY CONDITION. Pursuant to the terms of Section 4.1.3 "Inspection Approval," Buyer delivered to Seller a punch list of corrective work which Buyer considered necessary to be performed, which punch list was dated November 2, 1999, and a copy of which is attached hereto and incorporated herein by this reference (hereinafter the "Punch List"). In reviewing the Punch List, Seller retained the services of architect Don Reeves of Turpit and Potter Architects (the "Architect") to review the items listed in the Punch List. Based upon the review by Buyer, Seller and the Architect of the Punch List, the Seller has agreed to the complete following items after the Closing, and Seller agrees that the obligation to complete these items shall survive the Closing:

                  (a) MINOR REPAIR ITEMS. Seller hereby agrees to perform all of the minor repair items set forth on the Punch List within thirty (30) days of the Closing.

                  (b) MAJOR REPAIR ITEMS. Seller agrees to repair, slurry and re-stripe the parking on the Property. Seller shall perform the required work within one hundred twenty (120) days of the Closing. In the event the City, at any time during the term of the New Lease, determines that the parking is not in compliance with City requirements as interpreted by the City, the Seller shall promptly make all modifications requested by the City.

                  (c) ADA COMPLIANCE. If the City, at any time during the term of the New Lease, determines that the Property does not comply with the requirements of the Americans with Disabilities Act

         ("ADA"), Seller agrees to promptly comply with such requirements as interpreted by the City and to make all modifications requested by the City.

                  (d) CODE COMPLIANCE. Buyer shall obtain electrical permits, complete the work, and seek inspections and approvals for all of the electrical work items identified in the Turpit and Potter Review of Building Alterations for Encad, Inc., 21 October 1999, Revised, 3 November 1999. Seller shall use its best efforts to obtain the electrical permits for such work within sixty (60) days of the Closing and shall use its best efforts to complete such work and seek the inspections of the work within one hundred twenty (120) days of the Closing. Further, Seller shall use its best efforts to obtain certificates of occupancy for the Property, or the equivalency thereof, after the electrical work is completed. In the event the City, at any time during the term of the New Lease, determines that the Property does not comply with all codes, regulations and requirements as interpreted by the City, the Seller shall promptly make all modifications requested by the City.

         5. REMEDIAL WORK. Pursuant to the provisions of paragraph 6 of the First Amendment, Buyer and Seller hereby agree that the holdback in Escrow of the Purchase Price shall be in the amount of Thirty-six Thousand Dollars ($36,000.00). Such amount shall be subject to monthly disbursement to reimburse Seller for costs actually incurred to complete the remedial work identified in paragraphs 4(c) and (d), above. All disbursements shall require evidence of payment for such work performed on the Property as identified in paragraphs 4(a) through (d) above, release of all lien claims, and evidence of the approval of the work by applicable governmental authorities, if such approval is required and can be obtained. Seller shall be entitled to a release of any balance of the holdback once Seller has completed the work required by paragraphs 4(a) through
(d), above, and obtained a certificates of occupancy, or its equivalent, from the City, or provided Buyer with reasonable evidence that such approvals cannot be obtained from the City.

         6. ASSIGNMENT. Buyer hereby assigns all of its rights, duties and obligations under the Purchase Agreement to Birtcher Cornerstone, L.P., a Delaware limited partnership, and Birtcher Cornerstone, L.P., a Delaware limited partnership, hereby agrees to assume all of Buyer's duties and obligations under the Purchase Agreement. All references in the Purchase Agreement to "Buyer" shall hereinafter refer to Birtcher Cornerstone, L.P., a Delaware limited partnership.

         7. MISCELLANEOUS.

                  7.1 CONFLICT OR INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Seventh Amendment and the terms and provisions of the Purchase Agreement, the terms and provisions of this Seventh Amendment shall control and govern the rights, duties and obligations of the parties.

                  7.2 DEFINED TERMS. The defined terms used in this Seventh Amendment, as indicated by the first letter of a word being capitalized, shall have the same meaning and definition in this Seventh Amendment as such terms have in the Purchase Agreement, unless such terms have been redefined in this Seventh Amendment.

                  7.3 EFFECT OF AMENDMENT. Except as modified and amended by this Seventh Amendment, the Purchase Agreement shall remain in full force and effect.

                  7.4 COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                  7.5 TELEFAXED COPIES OF SEVENTH AMENDMENT. The parties hereto hereby agree that either party may rely on telefaxed execution copies of this Seventh Amendment for all purposes.

         IN WITNESS WHEREOF, Buyer and Seller have executed this Seventh Amendment as of the date first written above.

"Buyer"                                         "Seller"

BIRTCHER PROPERTIES,                            ENCAD, INC.,
a California corporation,                       a Delaware corporation

By:    /s/   Robert M. Anderson                 By:     /s/   T.W. Schmidt
       ------------------------                         ------------------

Its:   President                                Its:    V.P. and C.F.O.
       ---------                                        ---------------

BIRTCHER CORNERSTONE, L.P.,                     By:     /s/   Thomas L. Green
a Delaware limited partnership,                         ---------------------

                                                Its:    V.P.
                                                        ----

By:    Birtcher Cornerstone G.P., L.L.C.,
       a Delaware limited liability company, General Partner
       of Birtcher Cornerstone, L.P.

       By:    /s/  Robert M. Anderson
              -----------------------
       Its:
              -----------------------



Birtcher/Birtcher Properties/Encad Acq/Docs/Seventh Amendmt to APS6

                          PUNCH LIST OF CORRECTIVE WORK
                          ENCAD CORPORATE HEADQUARTERS


MINOR REPAIR ITEMS - All corrective work to be completed prior to Closing.

- 5959 Building - Connect condensate line directly to the underground storm drain at the computer room cooling tower;

- 5959 Building - Replace stained ceiling tiles surrounding the skylight opening;

- 6059 Building - Repair fence section at top-of-slope adjacent to eastern parking area; and

-    6059 Building - Trim tree from building line at west elevation.

MAJOR REPAIR ITEM - To be completed in conjunction with correction of Compliance Issues referenced in Paragraph 2.5, Lessee as Prior Owner/Occupant, of the Lease.

-    Repair, slurry, and re-stripe parking/parking areas.

-    ADA Compliance:

     - Install correct signage; provide path of travel to lobby entrances; provide parking space pavement marking including van-accessible space;

     -    Install compliant lever faucets in restrooms;

     -    Install insulation over drain and hot water piping in restrooms;

     -    Provide handrail extensions at all stairways;

     -    Provide visible signal at elevator doors; and

     - Install visible fire alarm systems (covered in Turpit & Potter report).

CODE COMPLIANCE ITEMS - To be completed per Paragraph 2.5 of the Lease.

- Based on Turpit & Potter report (Review of Building Alterations for ENCAD, Inc. dated 21 October 1999, revised 1 November 1999), deposit of $36,000 into Escrow pursuant to the Third Amendment to Purchase and Sale Agreement;

-    Completion of compliance items.